XCL LTD.

               NONQUALIFIED STOCK OPTION AGREEMENT

     XCL LTD., a Delaware corporation (the "Company" or "XCL"), effective as of the []st day of [], 199[], hereby irrevocably grants to [] ("Optionee") in consideration of services rendered and to be rendered by the Optionee, the right and option (the "Option") to purchase [] shares of the Company's fully-paid and non-assessable common stock, par value $.01 per share (the "Shares") pursuant to the Company's Long-Term Stock Incentive Plan, as amended and restated effective as of June 1, 1997 (the "Plan") on or before [], 200[] (the "Expiration Date"), subject, however, to the following terms and conditions:

     1. Exercise. The Option herein granted may be exercised subject to the provisions of the Plan and Section 5 hereof, as to the following amounts of the Shares:

          [] Shares on or after []
          As to an additional [] Shares on or after []
          As to an additional [] Shares on or after []

by giving written notice of such exercise to the Company at any time (or exercised as to part of each allotment, from time to time), specifying the number of Shares to be purchased. A closing shall be held within ten days after receipt of notice of exercise.

     2. Exercise Price. The aggregate purchase price of the Shares to be purchased pursuant to any exercise of this Option shall be equal to the product of the number of Shares to be purchased multiplied by the "Exercise Price", as defined hereinafter. The Exercise Price for all Shares to be purchased shall be $[] per Share.

     3. Adjustments on Recapitalization. The number of Shares subject hereto and the Exercise Price per Share shall be proportionately adjusted for any increase or decrease, after the date hereof, in the number of issued Shares resulting from the subdivision or consolidation of Shares, or the payment of a stock dividend on the Shares or increase in the Shares outstanding effected without receipt of consideration by the Company, provided that any Options to purchase fractional Shares resulting from such adjustments shall be eliminated.

     If the Company shall at any time merge or consolidate with or into another corporation, Optionee (or other party entitled to the Option) will thereafter receive, upon the exercise of the
Option, the securities or property to which a holder of the number of Shares then deliverable upon the exercise of the Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that provisions of the Company's stock option plans shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Option. A sale of all or substantially all of the assets of the Company for a consideration (apart from the assumption of obligations) constituted primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. In the event of the proposed dissolution, liquidation or reorganization of the Company, other than pursuant to a merger or consolidation as hereinabove provided, the Option shall terminate as of a date to be fixed by the Company's Compensation Advisory Committee; provided that not less than 120 days (or such shorter period as shall elapse between the date the Board of Directors shall decide upon a dissolution, liquidation or reorganization and the effective date of such dissolution, liquidation or reorganization) prior written notice shall be given to Optionee and Optionee shall have the right, during such period to exercise this Option as to all or part of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable.

     4. Adjustment upon Exercise. If Optionee exercises this Option by payment of all or a portion of the Exercise Price with Shares which Optionee has owned for at least six months, Optionee will receive an Option to purchase a number of Shares equal to the number of Shares used in payment of the Exercise Price of the original Option.

     5. Closing. At the closing, full payment of the aggregate purchase price for the Shares purchased by the Optionee shall be made to the Company by delivery to the Company of consideration acceptable to the Company for such Shares and such Shares will then be delivered to Optionee. No Shares shall be issued until full payment therefor has been made, and Optionee shall have none of the rights of a shareholder with respect to any Shares subject to this Option until a certificate for such Shares shall have been issued. If the number of Shares purchased at the closing shall not be all the Shares purchasable under this Option, a new Nonqualified Stock Option Agreement with the same terms and conditions as this Option, including, without limitation, the Expiration Date, shall be issued for the balance remaining of the Shares purchasable hereunder. Consideration acceptable to the Company includes (i) cash (including a certified or official bank check) or the equivalent thereof acceptable to the Company, (ii) the equivalent fair market value of Shares, properly endorsed, (iii) the equivalent fair market value of any other property acceptable to the Company, or (iv) any combination of (i), (ii) and (iii).

     6.     Expiration.

          (a) The Option shall expire and become null and void at 5:00 P.M. Lafayette, Louisiana time, on the Expiration Date. This Option shall not terminate upon the Optionee's termination of employment with the Company for any reason other than termination of such employment by the Company for "cause" or termination of such employment by Optionee without "good reason". For purposes of this Agreement, the term "cause" shall mean Optionee's (i) engagement in gross negligence or willful misconduct in the performance of his duties with respect to the Company or any of its affiliates, (ii) conviction of a felony or misdemeanor, (iii) refusal without proper legal reason to perform his duties and responsibilities to the Company or any of its affiliates or (iv) breach of any provision of a written employment agreement between Optionee and the Company; provided, however, that if Optionee's employment with the Company is subject to and governed by the terms of a written employment contract as of the date of Optionee's termination of employment, the term "cause" for purposes of this Agreement shall include only those events or circumstances which, pursuant to the terms of such employment agreement, enable the Company to terminate Optionee's employment without liability to Optionee (whether in the nature of breach of contract damages, liquidated damages, punitive damages, compensatory damages or otherwise). For purposes of this Agreement, the term "good reason" shall mean (i) the removal of Optionee as Vice Chairman of the Company, (ii) a reduction in Optionee's annual base salary by more than 10% unless such reduction was pursuant to a Company-wide cost reduction program pursuant to which all Company employees were treated substantially equally, (iii) a breach by the Company of any obligation owed to Optionee under any written agreement between Optionee and the Company with respect to Optionee's employment with, or benefit from, the Company or any of its affiliates or (iv) death or total disability of Optionee.

          (b) Notwithstanding any provision in this Option to the contrary, this Option shall become immediately exercisable in whole or in part, at the election of Optionee, upon the occurrence of an event which constitutes a change in control of XCL, provided that under no circumstances shall an option be exercisable within six months (or such greater or lesser period prescribed or permitted by any applicable rule promulgated under the Exchange Act, including, without limitation, Rule 16b-3 from its grant date. For purposes of this Paragraph (b), a "change in control of XCL" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (Y) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than XCL or any person who on the date the Plan is amended is a director or officer of XCL is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of XCL's then outstanding securities, unless such person owns, directly or indirectly, as of the date the Plan is amended, more than 25% of the combined voting power of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33a% or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33a% or more of such combined voting power shall not constitute a "change in control of XCL" if (1)
such combined voting power does not exceed 372% or more of the combined voting power of XCL's then outstanding securities, and
(2) either (i) to the extent any such increase in a Major Stockholder's beneficial ownership results from a redemption or purchase by XCL of its securities, or (ii) if the Board of Directors of XCL, by vote of two-thirds (b) of the full Board, in good faith, determines (hereinafter referred to as a "Determination") both (A) that such acquisition does not constitute, in fact, a change in the control of XCL and (B) that such Major Stockholder does not and cannot then control XCL or
(Z) during any period of two consecutive years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     7. Transferability. This Option is granted in recognition of the personal services of the Optionee to the Company or its affiliates and is not assignable or transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by him.

     8. Subject to Plan. The Option granted hereunder has been issued under the Plan and is specifically subject to and conditioned upon approval by the stockholders of the Company of the June 1, 1997 amendment and restatement of the Plan and shall be null and void ab initio if such approval is not obtained. In addition to the provisions hereof, this Option will be subject to the power under the Plan of the Company's Compensation Advisory Committee and the Board of Directors to make interpretations of the Plan and of any options granted thereunder, and to make determinations and take other actions with respect to the Plan; provided, however, that if any such interpretations, determinations or other actions shall conflict with any of the provisions of this Agreement, the provisions shall hereof control; and provided further, that this Option shall not be treated as an incentive stock option as defined in Section 422A of the Internal Revenue Code of 1986, as amended. By acceptance hereof, Optionee acknowledges receipt of a copy of the Plan and recognizes and agrees that determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors or by the Compensation Advisory Committee.

     9. Securities Laws. Optionee acknowledges that he has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Exchange Act, and the rules and regulations thereunder (in particular, Rule 144, promulgated under the Act and Section 16 of the Exchange Act, and Rule 16b-3 promulgated thereunder), concerning the Shares issuable upon exercise of this Option and agrees to be bound by the restrictions embodied in the Act, the Exchange Act and all the rules and regulations promulgated thereunder.

     10. Reservation of Shares. The Company will at all times reserve and keep available out of its authorized Shares, the required number of Shares issuable upon the exercise of this Option.

     11. Optionee not a Stockholder. Optionee shall not be entitled by reason of this Option to any rights whatsoever as a stockholder of the Company.

     12.       The   Company's  Right  to  Terminate  Employment.
Nothing contained in this Agreement shall confer upon Optionee the right to employment by the Company or any of its affiliates.

     13.      Withholding.  Optionee hereby agrees that  he  will
make  such  arrangements  as  the  Company  deems  necessary   to
discharge any federal, state or local taxes imposed upon the Company in respect of this Option.

     14. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or understandings, whether oral or written, between the parties hereto relative to the subject hereof, and this Agreement may not be extended, amended, modified or supplemented without written consent of the parties hereto.

     15. Governing Law. This Agreement and all amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of Delaware.

     16.      Notices.   Notices given pursuant hereto  shall  be
registered  or certified mail and shall be deemed delivered  four
(4) days after deposit in the United States mail, postage prepaid, addressed as follows:

          If to the Company:

          XCL Ltd.
          110 Rue Jean Lafitte
          Lafayette, Louisiana  70508

          If   to  Optionee,  to  the  address  below  Optionee's
signature.

     IN WITNESS WHEREOF, this Agreement is executed as of the []st day of [], 199[].


Attest
                                   XCL LTD.
By:___________________________
Name:_________________________     By:___________________________
Title:________________________     Name:_________________________
                                   Title:________________________

     The undersigned Optionee hereby accepts the foregoing Nonqualified Stock Option Agreement dated as of the []st day of [], 199[] (the "Date of Grant"), and the undertaking on his part contained therein, and agrees to all of the terms and conditions thereof.



                                   ______________________________

                                             OPTIONEE

                              Address: